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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 4, 1996


                        Commission File Number: 1-12546


                          PACIFIC GULF PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)


        MARYLAND                                      33-0577520
 (State of Incorporation)                 (I.R.S. Employer Identification No.)


     363 SAN MIGUEL DRIVE, SUITE 100, NEWPORT BEACH, CALIFORNIA 92660-7805
         (Address of principal executive officers, including zip code)


                                  714-721-2700
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

   On November 6, 1996, Pacific Gulf Properties Inc. issued the press release attached as Exhibit 99.1.

   On November 4, 1996, Pacific Gulf Properties Inc. announced the following results for the periods ended September 30, 1996:

                          PACIFIC GULF PROPERTIES INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                  (UNAUDITED)


                                                                 FOR THE THREE MONTHS ENDED
                                                               -------------------------------

                                                       SEPTEMBER 30, 1996            SEPTEMBER 30, 1995
                                                       ------------------            ------------------
REVENUES
Rental Income
       Multifamily properties                                $ 7,372                          $6,614
       Industrial properties                                   6,071                           2,930
                                                             -------                          ------
                                                              13,443                           9,544

EXPENSES
Rental property expenses
       Multifamily properties                                  2,834                           2,641
       Industrial properties                                   1,714                             632
                                                             -------                          ------
                                                               4,548                           3,273

Depreciation                                                   2,116                           1,573
Interest (including amortization of debenture
discount and financing costs of $325 and
$277 respectively)                                             4,782                           3,728
General and administrative                                       708                             604
                                                             -------                          ------
                                                              12,154                           9,178

Income Before Gain on Sale of Properties                       1,289                             366
Gain on Sale of Real Estate                                       74                              --


                                                             -------                          ------
NET INCOME                                                   $ 1,363                          $  366
                                                             =======                          ======




NET INCOME PER SHARE                                         $   .19                          $  .08



Weighted average common shares (primary)                   7,323,936                       4,856,515





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
                          PACIFIC GULF PROPERTIES INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                  (UNAUDITED)


                                                                  FOR THE NINE MONTHS ENDED
                                                                  -------------------------

                                                       SEPTEMBER 30, 1996            SEPTEMBER 30, 1995
                                                       ------------------            ------------------
REVENUES
Rental Income
       Multifamily properties                                $21,673                         $17,437
       Industrial properties                                  14,469                           8,943
                                                             -------                         -------
                                                              36,142                          26,380

EXPENSES
Rental property expenses
       Multifamily properties                                  8,527                           7,254
       Industrial properties                                   3,791                           1,903
                                                             -------                         -------
                                                              12,318                           9,157

Depreciation                                                   5,921                           4,360
Interest (including amortization of debenture
discount and financing costs of $924 and
$725 respectively)                                            13,613                           9,881
General and administrative                                     2,056                           1,544
                                                             -------                         -------
                                                              33,908                          24,942

Income Before Gain on Sale of Properties                       2,234                           1,438
Gain on Sale of Real Estate                                       74                              --

                                                             -------                         -------
NET INCOME                                                   $ 2,308                         $ 1,438
                                                             =======                         =======



NET INCOME PER SHARE                                         $   .39                         $   .30



Weighted average common shares (primary)                   5,955,680                       4,821,957





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
FUNDS FROM OPERATIONS (A)

                                               (In thousands except share data)          (In thousands except share data)
                                                  For the Three Months Ended                For the Nine Months Ended
                                                  --------------------------                -------------------------

                                               Sept 30, 1996      Sept 30, 1995          Sept 30, 1996       Sept 30, 1995
                                               -------------      -------------          -------------       -------------
 Net Income                                           $1,363               $366                 $2,308              $1,438

 Less: Gain on Sale of Real Estate                      (74)                 --                   (74)                  --

 Plus: Depreciation                                    2,116              1,573                  5,921               4,360
                                               -------------      -------------          -------------        ------------
 Funds from Operations - New Definition                3,405              1,939                  8,155               5,798
                                               =============      =============          =============        ============

(a) The Company and industry analysts generally consider funds from operation ("FFO") an appropriate measure of performance of a Real Estate Investment Trust ("REIT"). The Company computes funds from operations in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Funds from operations is defined as net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT modified the calculation of FFO to, among other things, eliminate amortization of deferred financing costs and depreciation of non-real estate assets as items which are added back to net income when computing FFO. The Company adopted the modified calculation as of January 1, 1996.





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BALANCE  SHEET DATA  (IN THOUSANDS)

                                                                PACIFIC GULF PROPERTIES INC.
                                                       -----------------------------------------------

                                                       SEPTEMBER 30, 1996            DECEMBER 31, 1995
                                                       ------------------            -----------------
                                                          (UNAUDITED)                      (AUDITED)
Real Estate                                                 $339,457                        $278,692
Mortgage and Other Notes Payable                             177,018                         149,847
Convertible Subordinated Debentures                           55,722                          55,659
Shareholders' Equity                                         103,165                          71,980
Weighted Average Shares Outstanding (primary)                  7,324                           4,857



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)  Exhibits

              99.1  Press release issued by the
                    Company on November 6, 1996.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PACIFIC GULF PROPERTIES INC.

/s/ DONALD G. HERRMAN
--------------------------------------
Donald G. Herrman
Executive Vice President
Chief Financial Officer and Secretary

DATED: November 7, 1996
       -------------------------------





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                                 EXHIBIT INDEX
                                 -------------

        99.1    Press release issued by the Company on
                November 6, 1996.








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